SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 27, 2004

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Item 12.	Disclosure of Results of Operations and Financial Condition

On January 27, 2004, the ON Semiconductor Corporation announced, via a press release, updated revenue guidance for its fourth quarter of 2003 and commented on its first quarter 2004. A copy of ON Semiconductor Corporation’s press release is attached hereto as Exhibit 99. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: January 27, 2004	By:	/s/ DONALD A. COLVIN

Donald A. Colvin Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated January 27, 2004 titled “ON Semiconductor Updates Financial Guidance for Fourth Quarter 2003 and Comments on First Quarter 2004”

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